UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FOXO TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FOXO TECHNOLOGIES INC.

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

It is my pleasure to invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”), of FOXO Technologies Inc. to be held at 9:30 a.m., Central Time on December 31, 2024. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by first registering at https://web.viewproxy.com/foxo/2024

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 30 , 2024. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors, thank you for your continued support and interest.

December 20, 2024	Sincerely,

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

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729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 31, 2024

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

Notice is hereby given that the 2024 annual meeting of stockholders (the “Annual Meeting”) of FOXO Technologies Inc., a Delaware corporation, and its subsidiaries (the “Company,” “FOXO”, “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on December 31, 2024, at 9:30 a.m., Central Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1. To elect the director nominees to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

2. To ratify the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the year ending December 31, 2024;

3. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

4. Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on December 19, 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock and Series A Preferred Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment or postponement thereof.

Our Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Annual Meeting via live audio webcast by registering at https://web.viewproxy.com/Foxo/2024. Upon visiting the meeting website, you will be prompted to enter the 11-digit Control Number provided to you on the Notice that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at https://web.viewproxy.com/Foxo/2024 .

Your vote is very important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the enclosed proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Annual Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON DECEMBER 31, 2024: THE COMPANY’S PROXY MATERIALS ARE

AVAILABLE AT https://web.viewproxy.com/Foxo/2024 .

December 20, 2024	By Order of our Board of Directors

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	5

GOVERNANCE OF THE COMPANY	11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	31

PROPOSAL 1 – ELECTION OF DIRECTORS	36

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

PROPOSAL 3 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO A LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE EACH OF THE PROPOSALS IN THIS PROXY STATEMENT	40

OTHER BUSINESS	41

STOCKHOLDER PROPOSALS	41

HOUSEHOLDING INFORMATION	41

WHERE YOU CAN FIND MORE INFORMATION	41

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PROXY STATEMENT

FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 31, 2024

Your proxy is solicited by the board of directors of FOXO Technologies Inc. (the “Company,” “FOXO”, “our,” “we” or “us”) for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held December 31, 2024, at 9:30 a.m., Central Time. Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 729 N. Washington Ave., Suite 600, Minneapolis MN 55401, and the telephone number is (612) 562-9447.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1. To elect the director nominees to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

2. To ratify the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the year ending December 31, 2024;

3. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

4. Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on December 19, 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting or any adjournment or postponement thereof. Holders of our Class A Common Stock and Series A Preferred Stock are entitled to vote at the Annual Meeting. Our Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Annual Meeting via live audio webcast by registering at https://web.viewproxy.com/Foxo/2024. Upon visiting the meeting website, you will be prompted to enter the 11-digit Control Number provided to you on the Notice that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at https://web.viewproxy.com/Foxo/2024 .

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

The Board is inviting you to vote at the Annual Meeting, including any adjournments or postponements of the Annual Meeting, because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the Annual Meeting.

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This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by the Board for the Annual Meeting and summarizes the information you need to know to vote by proxy or in person at the Annual Meeting.

What is included in these materials?

These materials include this Proxy Statement, the Notice of Annual Meeting, the proxy card, and the annual report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2024.

What is the purpose of the Annual Meeting?

This is the Annual Meeting of the Company’s stockholders. At the Annual Meeting, we will be voting upon the following matters:

1. To elect the director nominees to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

2. To ratify the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the year ending December 31, 2024;

3. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

4. Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How do proxies work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the Annual Meeting in the way you instruct and, with regard to any other business that may properly come before the Annual Meeting, as they think best.

Who is entitled to vote?

Our Board has fixed the close of business on December 19, 2024 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. You can vote at the Annual Meeting if you held shares of our Class A Common Stock or Series A Preferred Stock as of the close of business on the Record Date. On December 19, 2024, there were 19,001,988 shares of Class A Common Stock and 23,464 shares of Series A Preferred Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote. The holders of shares of Series A Preferred Stock and the holders of Class A Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company. Each share of Series A Preferred Stock entitles the holder to cast the number of votes determined by dividing the Stated Value ($1,000) by the higher of $0.01 (subject to adjustment) or the VWAP of the trading day immediately prior to the Record Date (which was $0.34), provided that currently the voting power of the Series A Preferred Stock cannot exceed 19.99% of the aggregate voting power of all of the Company’s voting stock. As a result, in the aggregate, as of the Record Date, the Series A Preferred Stock has 4,747,529 votes.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 for a period of at least 10 days prior to the Annual Meeting and during the Annual Meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

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What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the bank, broker, nominee, fiduciary or other custodian that holds your shares giving you the right to vote the shares at the Annual Meeting.

How do I vote?

If on December 19, 2024, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically. If you hold shares through a bank, broker, nominee, fiduciary or other custodian, please refer to your proxy card, Notice or other information forwarded by your bank, broker, nominee, fiduciary or other custodian to see which voting options are available to you.

● You may vote by using the Internet at https://web.viewproxy.com/Foxo/2024 by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 30, 2024.

● You may vote by telephone by dialing 1-866-402-3905 and following the instructions for voting by phone on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 30, 2024.

● You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. Your vote and the method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting.

● If you wish to vote electronically at the Annual Meeting, go to https://web.viewproxy.com/Foxo/2024 using your unique Control Number that was included in the proxy materials that you received in the mail.

What if I return a proxy card but do not make specific choices?

If you are not a record holder, such as where your shares are held through a bank, broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. Therefore, if you do not provide voting instructions to your bank, broker, nominee, fiduciary or other custodian, they may not vote in any of the matters presented for a vote at this Annual Meeting, and your shares will be considered to be a “broker non-vote” with regard to those matters. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but will not otherwise have an effect on the outcome of a vote for any proposal in this Proxy Statement.

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Proposals 2 (the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm), and 3 (the adjournment proposal) are “routine” matters on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on such other proposals to be considered at the Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How will my shares be voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and each director nominee and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies, including an estimated fee of $7,500 plus reimbursement of out-of-pocket expenses to Alliance Advisors, LLC to act as our proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Proxy Statement, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Proxy Statement to ensure that all of your shares are voted.

What if I share an address with another stockholder?

If you reside at the same address as another stockholder, you and other stockholders residing at the same address may receive a single copy of this Proxy Statement. This process, which has been approved by the SEC, is called “householding.” However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: (i) if the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 800-0059 to inform us of such stockholder’s request; or (ii) if a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. The annual report on Form 10-K, quarterly reports on Form 10-Q, when filed, this Proxy Statement and the related notice are also available at sec.gov .

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

● You may submit another properly completed proxy card with a later date.

● You may send a written notice that you are revoking your proxy to FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, Attention: CEO.

● You may virtually attend the Annual Meeting and vote electronically by going to https://web.viewproxy.com/Foxo/2024 and using your unique Control Number that was included in the proxy materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

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Who will solicit proxies on behalf of our Board?

Proxies may be solicited on behalf of our Board, without additional compensation, by the Company’s directors and employees. We have also retained Alliance Advisors, LLC to act as our proxy solicitor.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail and personal solicitation by our directors and employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.foxotechnologies.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board, whether contested or uncontested, is considered “non-routine” and therefore brokers are not permitted to vote your shares held in street name for any of the proposals in this Annual Meeting, other than Proposals 2 and 3, in the absence of instructions from you. Proposal 1 is a non-routine matter and therefore if you hold your shares through a bank, broker, nominee, fiduciary or other custodian, your shares will not be voted on this proposal unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of director nominees	Plurality of the votes cast	No
Ratification of our auditor	A majority of the votes cast	Yes
Approval of one or more adjournments of the Annual Meeting to a later date or dates	A majority of the votes cast	Yes

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What are the voting procedures?

You may vote in favor of or against each proposal, or you may abstain from voting on each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of each director nominee and the proposals being placed before our stockholders at the Annual Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if one-third of the voting power of all the Company’s outstanding shares entitled to vote at this Annual Meeting are represented, in person or by proxy. On the Record Date, there were in the aggregate 19,001,988 shares of Class A Common Stock and 23,464 shares of Series A Preferred Stock outstanding and entitled to vote. Such shares have the right to cast an aggregate of 23,749,517 votes so holders of shares representing at least 7,916,506 votes must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my shares be voted if I mark “ABSTAIN” on my proxy card?

We will count a properly executed proxy card marked “ABSTAIN” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.

What if I have additional questions that are not addressed here?

If you have any questions or require any assistance regarding our Annual Meeting, please contact:

Seamus Lagan

Chief Executive Officer

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

(612) 562-9447

legal@foxotechnologies.com

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GOVERNANCE OF THE COMPANY

Executive Officers and Directors

The business and affairs of the Company are managed by or under the direction of the Board.

The following table sets forth the name, age and position of each of the current directors and executive officers of the Company:

Name	Age	Position
Executive Officers
Seamus Lagan	55	Chief Executive Officer and Director
Martin Ward	66	Interim Chief Financial Officer
Non-Employee Directors
Bret Barnes (1)(2)(3)	42	Chairman and Director
Francis Colt deWolf III (1)(2)(3)	56	Director
Mark White	63	Director
Trevor Langley	61	Director

(1)	Member of nominating and corporate governance committee.

(2)	Member of compensation committee.

(3)	Member of audit committee.

Information regarding the executive officers and directors of the Company is set forth below:

Executive Officers

Seamus Lagan – Chief Executive Officer and Director

Mr. Lagan was elected as a director of the Company on September 10, 2024 in connection with the acquisition of Rennova Community Health, Inc. (“RCHI”) by the Company. Mr. Lagan became Chief Executive Officer of the Company on December 5, 2024. He was appointed Chief Executive Officer and President and a director of Rennova Health, Inc. (“RHI”), a company subject to section 13(a) or 15(d) of Securities Exchange Act 1934, as amended (the “Exchange Act”), on November 2, 2015 and as Chief Executive Officer and a director of Medytox Solutions, Inc., the predecessor business to a merger with RHI in 2015, and now a wholly-owned subsidiary of RHI (“Medytox”), effective September 15, 2014. Mr. Lagan served as Interim Chief Financial Officer of RHI effective October 13, 2017, and served through April 8, 2019. Mr. Lagan has also been the Interim Chief Financial Officer of RHI since May 10, 2019. Mr. Lagan has been through Alcimede LLC until November 1, 2021 and Alcimede Limited since November 1, 2021, a consultant to Medytox since May 2011. Mr. Lagan is the managing director of Alcimede Limited, a Bahamas company that provides various consulting services, including management, organization, and financial consulting services. Mr. Lagan also currently serves, through Alcimede Limited, as Chief Executive Officer of most of the subsidiaries of RHI, including RCHI.

Martin Ward — Interim Chief Financial Officer

Mr. Ward has served as our Interim Chief Financial Officer since September 2023. In addition to his role at the Company, Mr. Ward has served since 2022, and continues to serve, as Chief Financial Officer of KR8 AI. Since 2012, Mr. Ward served and continues to serve as the Chief Financial Officer, Secretary and a director of One Horizon Group Inc. Mr. Ward served as the Chief Financial Officer, Secretary and a director of One Horizon Group PLC the predecessor to One Horizon Group, Inc., where he oversaw One Horizon Group’s United Kingdom arm float on the London AIM market and its merger into an OTC market company in 2012 which uplisted to the NASDAQ Capital Market in 2014. Mr. Ward is a Fellow of the Institute of Chartered Accountants in England and Wales and qualified as a Chartered Accountant in 1983.

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Non-Employee Directors

Bret Barnes — Chairman and Director

Mr. Barnes has served as a member of our Board since November 2021 and became Chairman in November 2022. Since April 2007, Mr. Barnes has served as a Staff Bioinformatics Scientist for Illumina, Inc. (NASDAQ: ILMN). Mr. Barnes has developed a number of patents and products, including methods to examine methylation of genomic DNA and methods for diagnosing respiratory pathogens and predicting COVID-19 related outcomes. Mr. Barnes has been the core bioinformatics lead on all Infinium Methylation products, including all original and new novel design capabilities. In addition to his array development efforts, Mr. Barnes has been instrumental in developing structural variant detection algorithms via DNA sequencing at Illumina, Inc. Prior to that position, Mr. Barnes served as a Bioinformatics Software Engineer from 2005 to 2007 at Science Applications International Corporation (NYSE American: SAIC). Mr. Barnes holds a Bachelor of Science degree in Bioinformatics from the University of California, Santa Cruz. Mr. Barnes was among the first graduates at University of California, Santa Cruz to receive a degree in bioinformatics. We believe that Mr. Barnes’ industry experience qualifies him to serve on the Board.

Francis Colt deWolf III — Director

Mr. deWolf has served as a director of the Company since January 2024. Mr. deWolf has over 20 years’ experience in the financial services sector. From June 2009 until the present, he has served as President of Colt Capital LLC, a Florida-based company, whose principal activities focus on advising emerging market companies on private and public financing strategies, in particular, the reverse merger process. He is also engaged in lending using equity as collateral as well as trading equity. Notable transactions in which Mr. deWolf was instrumental include China Security (CSR), China Public Security (CNIT), and China Valve (CVVT). The financing strategies undertaken by these companies have ranged from private equity, to public listings on the NASDAQ and the AMEX. Mr. deWolf’s role in such transactions has not only been advisory; he has also raised capital, and sourced legal and audit expertise, as well as ultimately orchestrated large share block sales to private equity funds in order to assist the company in optimizing its share position. From June 2019 to the present, Mr. deWolf has served as Managing Director of Crediblock.com LLC, a global digital productions and marketing agency. From October 2019 to the present, Mr. deWolf has served as Executive Director of Blockstreet Network, Inc., a firm dealing in in acquisition, enhancement and disposition of distressed titles of property. From March 2020 to the present, Mr. deWolf has served as President of Diamond Rock, Inc., a cash/non-cash sponsor of distressed real estate transactions. Prior to founding Colt Capital LLC, Mr. deWolf was a Senior Vice President at Oppenheimer and Company, where he was involved in the Chinese markets, focusing on restricted stock placements, reverse mergers and secondary financing for emerging and mid-size Chinese companies. In the earlier years of his career, Mr. deWolf was a bond broker for Tucker Anthony, and subsequently an equities broker, and Vice President at Prudential Securities in Washington D.C. where he developed his expertise in restricted securities. Mr. deWolf is a graduate of Tulane University and received his business degree from the AB Freeman School of Business Studies at Tulane University.

Mark White — Director

Mr. White served as our Interim Chief Executive Officer from September 2023 to December 5, 2024. He has been a director since September 2023. In addition to his roles at the Company, Mr. White has served since 2022, and continues to serve, as President of KR8 AI, a company in the development stage that uses artificial intelligence and machine learning to develop products and tools for content creators. Prior to his role with KR8 AI, in 2014, Mr. White founded and became Chief Executive Officer of One Horizon Group PLC, a predecessor of One Horizon Group, Inc. which he served as Chief Executive Officer and a Director from 2012 to 2014. Mr. White was again appointed Chief Executive Officer and director of One Horizon Group, Inc. in 2017. Mr. White founded Next Destination Limited in 1993, the European distributor for Magellan GPS and satellite products, and sold the business in 1997. Prior to that, Mr. White was Chief Executive Officer for Garmin Europe, where he built up the company’s European distribution network. Mr. White’s entrepreneurial career in the distribution of electronic equipment and telecommunications spans over 25 years. Apart from his product and technical knowledge, Mr. White has a wealth of experience in corporate finance. He has led in excess of 25 merger and acquisition transactions and associated funding and financing rounds and has helped numerous private and public companies obtain financing. We believe that Mr. White’s extensive commercial and operational management experience at technology companies and his experience launching new businesses and raising capital qualifies him to serve on our Board. Mr. White resigned as Interim Chief Executive Officer on December 5, 2024. See “Agreements with Named Executive Officers”.

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Trevor Langley – Director

Mr. Langley was elected as a director of the Company on September 10, 2024 in connection with the acquisition of RCHI by the Company. He has served as a director of RHI, a company subject to section 13(a) or 15(d) of the Exchange Act, since April 9, 2017. Since 2006, he has been the owner and managing partner of Avanti Capital Group LLC/Avanti Partners, LLC (“Avanti”). Avanti assists micro, small and mid-cap publicly traded companies and those looking to become public by leveraging traditional and new communication technologies with a specialization in healthcare and alternative-energy markets. Avanti also provides comprehensive consulting services.

Board of Directors

Following the consummation of the Business Combination, the Board was divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I directors expired at the first annual meeting of the stockholders following the consummation of the Business Combination, which was held on May 26, 2023. The term of the initial Class II directors will expire at the second annual meeting of the stockholders following the consummation of the Business Combination and the term of the initial Class III directors will expire on the third annual meeting of the stockholders following the consummation of the Business Combination.

Directors elected at annual meetings of stockholders following the consummation of the Business Combination will be elected for terms expiring at the next annual meeting of stockholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, removal or the earlier termination of his or her term of office. At our 2023 Annual Meeting of Stockholders held on May 26, 2023, our stockholders elected Mr. Barnes, formerly a Class I director, to serve as a director until the next annual meeting of stockholders or until the election and qualification of his successor.

Our Charter and Company Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Subject to the terms of any preferred stock, any or all of the directors may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors. Any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by the affirmative vote of a majority of the Company’s directors then in office.

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Board expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

Director Independence

The Board consists of five members, two of whom qualify as independent within the meaning of the independent director guidelines of NYSE American. The Company anticipates electing additional independent directors in the future.

The Company’s Class A Common Stock is listed on NYSE American. Under the rules of NYSE American, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of NYSE American. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of NYSE American.

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We have undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we have determined that Messrs. Barnes and de Wolf are “independent directors” as defined under the listing requirements and rules of NYSE American and the applicable rules of the Exchange Act.

Board Committees

The Board directs the management of its business and affairs, as provided by Delaware law, and will conduct its business through meetings of the Board and standing committees. The Company has a standing audit committee, compensation committee and nominating and corporate governance committee, each of which operates under a written charter.

In addition, from time to time, special committees may be established under the direction of the Board when the Board deems it necessary or advisable to address specific issues. Current copies of the Company’s committee charters are posted on its website, www.foxotechnologies.com, as required by applicable SEC and the NYSE American rules.

Audit Committee

The Company’s audit committee consists of Messrs. Barnes and de Wolf. The Board has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of the NYSE American. Each member of the Company’s audit committee meets the requirements for financial literacy under the applicable NYSE American rules. In arriving at this determination, the Board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

The Board has determined that Mr. de Wolf qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE American rules. In making this determination, the Board has considered Mr. de Wolf’s formal education and previous and current experience in financial and accounting roles. Both the Company’s independent registered public accounting firm and management periodically will meet privately with the Company’s audit committee.

The audit committee’s responsibilities include, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm;

●	discussing with the Company’s independent registered public accounting firm its independence from management;

●	reviewing with the Company’s independent registered public accounting firm the scope and results of its audit;

●	pre-approving all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC;

●	reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

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The composition and function of the audit committee comply with applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Compensation Committee

The Company’s compensation committee consists of Messrs. Barnes and de Wolf. Messrs. Barnes and de Wolf are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that Messrs. Barnes and de Wolf are “independent” as defined under the applicable NYSE American listing standards, including the standards specific to members of a compensation committee.

The compensation committee’s responsibilities include, among other things:

●	reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluating the performance of the Company’s Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the Board regarding the compensation of the Company’s Chief Executive Officer;

●	reviewing and setting or making recommendations to the Board regarding the compensation of the Company’s other executive officers;

●	making recommendations to the Board regarding the compensation of the Company’s directors;

●	reviewing and approving or making recommendations to the Board regarding the Company’s incentive compensation and equity-based plans and arrangements; and

●	appointing and overseeing any compensation consultants.

The composition and function of its compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and the NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Nominating and Corporate Governance Committee

The Company’s nominating and corporate governance committee consists of Messrs. Barnes and de Wolf. The Board has determined that each of Messrs. Barnes and de Wolf is “independent” as defined under the applicable listing standards of the NYSE American and SEC rules and regulations.

The nominating and corporate governance committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

●	recommending to the Board the nominees for election to the Board at annual meetings of the Company’s stockholders;

●	overseeing an evaluation of the Board and its committees; and

●	developing and recommending to the Board a set of corporate governance guidelines.

The composition and function of the nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

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Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or compensation committee.

Role of the Board in Risk Oversight/Risk Committee

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. For example, the Company’s audit committee will be responsible for overseeing the management of risks associated with the Company’s financial reporting, accounting, and auditing matters; and the Company’s compensation committee will oversee the management of risks associated with our compensation policies and programs.

Board Oversight of Cybersecurity Risks

The Company faces a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in its SEC filings. The Board plays an active role in monitoring cybersecurity risks and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on the Company’s operations. In addition to regular reports from each of the Board’s committees, the Board receives regular reports from management, including its chief technology officer and chief security officer, on material cybersecurity risks and the degree of the Company’s exposure to those risks. While the Board oversees its cybersecurity risk management, management is responsible for day-to-day risk management processes. Management works with third party service providers to maintain appropriate controls. We believe this division of responsibilities is the most effective approach for addressing the Company’s cybersecurity risks and that the Board leadership structure supports this approach.

Limitation on Liability and Indemnification of Directors and Officers

Our Certificate of Incorporation contains provisions that limit the liability of the Company’s directors for damages to the fullest extent permitted by Delaware law. Consequently, the Company’s directors will not be personally liable to the Company or its stockholders for damages as a result of an act or failure to act in his or her capacity as a director, unless:

●	the presumption that directors are acting in good faith, on an informed basis, and with a view to the interests of the corporation has been rebutted; and

●	it is proven that the director’s act or failure to act constituted a breach of his or her fiduciary duties as a director and such breach involved intentional misconduct, fraud or a knowing violation of law.

Our Certificate of Incorporation requires the Company to indemnify and advance expenses to, to the fullest extent permitted by applicable law, its directors, officers and agents. The Company maintains a directors’ and officers’ insurance policy pursuant to which the Company’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. Finally, the Certificate of Incorporation prohibits any retroactive changes to the rights or protections or increasing the liability of any director in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

In addition, the Company has entered and will enter into separate indemnification agreements with the Company’s directors and officers. These agreements, among other things, require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

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We believe these provisions in the Certificate of Incorporation are necessary to attract and retain qualified persons as directors and officers for the Company.

Corporate Governance Guidelines and Code of Business Conduct

The Board adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to its directors. In addition, the Board adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers.

The full text of the Company’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics are posted on the Corporate Governance portion of the Company’s website at www.foxotechnologies.com. Information contained on or accessible through the Company’s website is not a part of this proxy statement, and the inclusion of the Company’s website address in this proxy statement is an inactive textual reference only. The Company intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Business Conduct and Ethics on its website rather than by filing a Current Report on Form 8-K.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, officers and persons who beneficially own 10% or more of the Class A Common Stock are required to file reports specifying their initial ownership of Class A Common Stock and subsequent changes in that ownership to the SEC. These reports are required to be filed within specified time periods established by the SEC. Based solely on our review of reports filed with the SEC, we believe that no director, officer, or 10% shareholder failed to timely file in fiscal year ended December 31, 2023 any report required by Section 16(a).

Executive Compensation Overview

Compensation Philosophy

FOXO has designed its compensation and benefits program to attract, retain, incentivize and reward talented and qualified executives who share our philosophy and desire to achieve our enterprise goals. We believe our compensation program should promote the success of FOXO and align executive incentives with the long-term interest of its stockholders. Our current compensation programs reflect our startup origins in that they consist primarily of base salaries and short-term incentive compensation, as well as the grant of options to purchase stock. As we recently transitioned from a private company to a publicly traded company, we intend to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require.

Compensation Elements

The compensation for our named executive officers consists of the following:

Compensation Element	Purpose
Base Salary	To provide stable and competitive income.

Equity-Based Compensation	To encourage executives to maximize long-term stockholder value (provided in the form of stock option awards).

To accomplish both its short-term and long-term objectives, the compensation program emphasizes pay-for-performance, with two variable components. Base salary is intended to provide a fixed component of compensation commensurate with the executive’s skill set, experience, role and responsibilities, and is compared against those in similar positions at similar companies. Variable components include long-term equity-based incentives, which are used to align each component of incentive compensation with our short and long-term business objectives.

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Summary Compensation Table

The following table sets forth information regarding the total compensation awarded to and earned by our named executive officers for services rendered in all capacities for the years ended December 31, 2023 and 2022.

		Salary	Option Awards	Stock Awards		Total
Name and Principal Position	Year	($)	($)(1)	($)(2)		($)
Mark White(3)	2023	—	—	257,500	(8)	257,500
Former Interim Chief Executive Officer	2022	—	—	—		—

Martin Ward(4)	2023	—	—	257,500	(8)	257,500
Interim Chief Financial Officer	2022	—	—	—		—

Tyler Danielson(5)	2023	141,923	—	—		141,923
Former Interim Chief Executive Officer	2022	205,000	22	5,935,600		6,140,622

Brian Chen, PhD(6)	2023	163,385	—	—		163,385
Former Chief Science Officer	2022	236,000	22	5,935,600		6,171,622

Robert Potashnick(7)	2023	141,923	—	—		141,923
Former Chief Financial Officer	2022	205,000	22	3,983,100		4,188,122

(1)	Amounts reflect the aggregate grant date fair value of stock option awards and restricted stock granted under FOXO’s 2020 Equity Incentive Plan (the “2020 Plan”) or FOXO Technologies Inc.’s 2022 Equity Incentive Plan (the “2022 Plan”) to our named executive officers during the years ended December 31, 2022 and 2023, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. These amounts do not reflect the actual economic value that may be realized by the named executive officer.

(2)	2023 amounts reflect the fair value of restricted stock granted under the 2022 Plan and 2022 amounts reflect the aggregate fair value of restricted stock as part of FOXO’s Management Contingent Share Plan to our named executive officers during the years ended December 31, 2022 computed in accordance with FASB ASC 718, Compensation – Stock Compensation. These amounts do not reflect the actual economic value that may be realized by the named executive officer.

(3)	Mark White was appointed as Interim Chief Executive Officer and director of the Company effective as of September 19, 2023. He resigned as Interim Chief Executive Officer on December 5, 2024.

(4)	Martin Ward was appointed as Interim Chief Financial Officer of the Company effective as of September 19, 2023.

(5)	Tyler Danielson resigned as Interim Chief Executive Officer and Chief Technology Officer of the Company, effective as of September 14, 2023.

(6)	Brian Chen resigned as Chief Science Officer of the Company, effective as of September 14, 2023, pursuant to a resignation letter. Mr. Chen’s resignation letter asserted that he resigned for Good Reason (as defined in his employment agreement); however, he did not specify what he believed constituted Good Reason.

(7)	Robert Potashnick resigned as Chief Financial Officer of the Company, effective as of September 13, 2023.

(8)	On October 3, 2023, Messrs. White and Ward were each awarded 250,000 shares of the Company’s Class A Common Stock.

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Narrative Disclosure to the Summary Compensation Table

Equity-Based Compensation

Legacy FOXO previously utilized its 2020 Plan to enable it and its affiliates to attract and retain qualified employees (including officers), consultants and directors to contribute to its long-range success, provide incentives that aligned their interests with those of Legacy FOXO stockholders, and promote the success of its business. The Legacy FOXO board of directors adopted, and the Legacy FOXO stockholders approved, the 2020 Plan in 2020. The 2020 Plan governs and previously facilitated the grant of incentive awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards, cash awards and other equity-based awards.

Prior to the closing of the Business Combination, our named executive officers received equity-based compensation in the form of stock option awards under the 2020 Plan, as described below. Under the 2020 Plan, stock option awards generally vest monthly over a three-year period and have a term of five years.

Following the approval of the FOXO Technologies Inc. 2022 Plan, which is described below, the 2020 Plan was terminated and no further awards will be granted under the 2020 Plan.

The following describes certain material terms of the 2020 Plan.

Grants, Generally. The 2020 Plan provided both for the direct award or sale of shares and for the grant of incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”). ISOs may have been granted only to Legacy FOXO employees. All other awards may have been granted to employees, consultants and directors of Legacy FOXO.

The maximum number of shares of Legacy FOXO common stock that may have been issued over the term of the 2020 Plan was 700,000 shares on a pre-Business Combination basis, or approximately 406,586 on a post-Business Combination basis. As of December 31, 2023, stock options to purchase 119,371 shares of the Company’s Class A Common Stock on a post-Business Combination basis with a weighted-average exercise price of $73.02 per share were outstanding under the 2020 Plan. Additionally, 3,000 shares on a pre-Business Combination basis or 1,743 on a post-Business Combination basis of restricted stock were granted pursuant to the 2020 Plan to an employee who is a named executive officer now but was not at the time of issuance. There were no outstanding awards under the 2020 Plan other than these options and restricted stock.

Administration. The Legacy FOXO board of directors, or a committee delegated by the Legacy FOXO board of directors, administered the 2020 Plan. Our Board has assumed such role following the Business Combination. During the term and subject to the terms of the 2020 Plan, the administrator had the power to, among other things, construe and interpret the 2020 Plan and apply its provisions, determined when awards were to be granted under the 2020 Plan and the applicable grant date, prescribed the terms and conditions of each award, including, without limitation, the exercise price and medium of payment and vesting provisions, and specified the provisions of the award agreement relating to such grant, made decisions with respect to outstanding awards that may have become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, and exercised discretion to make any and all other determinations which it determined to be necessary or advisable for the administration of the 2020 Plan.

Options. Each of the named executive officers was granted a mix of ISOs and NSOs. See the “Outstanding Equity Awards” table below for further information about our named executive officers’ outstanding options as of December 31, 2023.

Under the terms of the 2020 Plan, no stock option is exercisable after the expiration of five years from the grant date.

The exercise price per share of options granted under the 2020 Plan must be at least 100% of the fair market value per share of Legacy FOXO common stock on the grant date, subject to certain exceptions. Subject to the provisions of the 2020 Plan, the administrator determined the other terms of options, including any vesting and exercisability requirements, the method of payment of the option exercise price, the option expiration date, and the period following termination of service during which options may remain exercisable.

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Adjustments upon Changes in Stock. In the event of changes in the outstanding Legacy FOXO common stock (now, our shares of Class A Common Stock) or in the capital structure of Legacy FOXO by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, or an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2020 Plan and any award agreements, the exercise price of options, and the maximum number of shares of Legacy FOXO common stock subject to all awards set forth above would be equitably adjusted or substituted, as to the number, price or kind of a share of Legacy FOXO common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award.

Effect of Change in Control. Unless otherwise provided in an award agreement, in the event of a participant’s termination of continuous service without cause or for good reason (as defined in the 2020 Plan) during the 12-month period following a change in control, all outstanding options will become fully vested and immediately exercisable.

2022 Plan

During the year ended December 31, 2023, we granted 609,770 shares of restricted stock under the 2022 Plan of which 11,100 restricted shares were forfeited during the year. No stock options were granted under the 2022 Plan during the years ended December 2023 and 2022.

Summary of the 2022 Equity Incentive Plan

Eligibility

Employees (including officers), non-employee directors and consultants who render services to us or an affiliate thereof (whether now existing or subsequently established) are eligible to receive awards under the 2022 Plan. Incentive stock options may only be granted to our employees or a parent or subsidiary thereof. As of the date of this Proxy Statement, we have four non-executive employees, one consultant, two executive officers (one of whom is also a director), and two non-employee directors, eligible to participate in the 2022 Plan.

Administration

The compensation committee of our Board, or such other committee as may be designated by the Board, or in the absence of any such committee, the Board (the “compensation committee” or “Administrator”) administers the 2022 Plan. Subject to the terms of the 2022 Plan, the compensation committee has complete authority and discretion to determine the terms of awards under the 2022 Plan.

Types of Awards

The 2022 Plan provides for the grant of stock options, which may be ISOs or NSOs, stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”) and other equity-based awards, or collectively, awards.

Share Reserve

651,862 shares of Class A Common Stock may be issued under the 2022 Plan. All of the shares available under the 2022 Plan may be issued upon the exercise of ISOs.

Awards granted under the 2022 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction do not reduce the shares available for grant under the 2022 Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs.

If options, SARs, restricted stock, RSUs or any other awards are forfeited, cancelled or expire before being exercised or settled in full, the shares subject to such awards will again be available for issuance under the 2022 Plan. Notwithstanding anything to the contrary contained in the 2022 Plan, shares subject to an award under the 2022 Plan shall not again be made available for issuance or delivery under the 2022 Plan if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award. Shares issued under the 2022 Plan may be authorized but unissued shares or treasury shares. As of the date hereof, no awards have been granted under the 2022 Plan.

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Annual Limitation on Awards to Non-Employee Directors

The grant date fair value of 2022 Plan awards granted to each non-employee director during any calendar year may not exceed $500,000 (on a per-director basis).

Stock Options

The 2022 Plan authorizes the grant of ISOs and NQSOs (each an “Option”). Options granted under 2022 Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Class A Common Stock from us at a specified exercise price per share. The Administrator of the 2022 Plan determines the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant and will generally expire sooner if the option holder’s service terminates. The exercise price for shares of Class A Common Stock covered by an Option cannot be less than the fair market value of the common stock on the date of grant unless pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

An Option’s exercise price may be paid in cash or by certified check at the time the Option is exercised, or, at the discretion of the Administrator, (1) a stock-for-stock exchange whereby the exercise price is paid by exchange of other common stock with a fair market value equal to the Option exercise price; (2) a “cashless” exchange established with a broker; (3) by reducing the number of shares of common stock otherwise deliverable upon exercise with the fair market value equal to the aggregate Option exercise price; (4) any combination of the previous methods; or (5) in any other form of legal consideration that may be acceptable by the Administrator.

Tax Limitations on Incentive Stock Options

The aggregate fair market value, determined on the date of grant, of shares for which ISOs granted under the 2022 Plan first become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as NQSOs. If an ISO is granted to any employee who owns more than 10% of the total combined voting securities of the Company, the exercise price of such ISO shall be at least 110% of the fair market value of our Class A Common Stock on the date of grant, and such ISO shall not be exercisable more than five years after the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company Class A Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. The grant price for a stock appreciation right may not be less than 100% of the fair market value per share on the date of grant. Subject to the provisions of the 2022 Plan, the Administrator determines the other terms of stock appreciation rights, including when such rights become exercisable.

Restricted Stock Awards

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares of Company Class A Common Stock that vest in accordance with terms and conditions established by the compensation committee. The Administrator determines the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2022 Plan, determines the terms and conditions of such awards. The compensation committee may impose whatever conditions to vesting it determines to be appropriate. The compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

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Recipients of restricted stock awards generally have voting rights with respect to such shares upon grant unless the Administrator provides otherwise. Unless the Administrator determines otherwise, during the restricted period, all dividends or other distributions paid upon any restricted stock awards will be retained by the Company for the account of the recipient. Such dividends or other distributions will revert to the Company if for any reason the restricted stock award upon which such dividends or other distributions were paid reverts to the Company. Upon the expiration of the restricted period, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the recipient, with or without interest as determined by the Administrator.

Restricted Stock Units

RSUs may be granted under the 2022 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of company common stock. Subject to the provisions of the 2022 Plan, the Administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The Administrator may also grant RSUs with a deferral feature, whereby settlement is deferred beyond the vesting date or lapse of the restricted period until the occurrence of a future payment date or event set forth in an award agreement. A holder of RSUs will have only the rights of a general unsecured creditor of the Company, until the delivery of shares, cash or other securities or property. On the delivery date, the holder of each RSU not previously forfeited or terminated will receive one share, cash or other securities or property equal in value to one share or a combination thereof, as specified by the Administrator.

Other Equity-Based Awards

The 2022 Plan also authorizes the grant of other types of equity-based awards based in whole or in part by reference to the Company’s Class A Common Stock. The Administrator will determine the terms and conditions of any such awards.

Change in Control

Unless otherwise provided in an award agreement, under the 2022 Plan, if a participant is terminated without cause or for good reason during the 12-month period following a change in control (as defined in the 2022 Plan), all of such participant’s outstanding awards shall vest and be immediately exercisable as of the date of termination. With respect to awards subject to performance goals, in the event of a change in control, all incomplete performance periods in respect of such awards in effect on the date the change in control occurs shall end on the date of such change and the Administrator shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Administrator’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Administrator. In addition, in the event of a change in control, the Administrator may in its discretion cash out any or all outstanding awards immediately before the change in control.

Changes to Capital Structure

In the event of certain changes in capitalization, including a stock split, reverse stock split or stock dividend, proportionate adjustments will be made in the number and kind of shares available for issuance under the 2022 Plan, the limit on the number of shares that may be issued under the 2022 Plan as ISOs, the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding award.

Duration, Amendment and Termination

The Administrator of the 2022 Plan may suspend or terminate the 2022 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2022 Plan will terminate on the tenth anniversary of its effective date. The Administrator may also amend the 2022 Plan at any time, except that no amendment shall be effective unless approved by our stockholders, to the extent stockholder approval is necessary to satisfy any applicable laws. No change may be made that increases the total number of shares of Class A Common Stock reserved for issuance pursuant to awards or reduces the minimum exercise price for options or exchange of options for other awards, unless such change is authorized by our stockholders. No modification may be made to an outstanding award under the 2022 Plan if such modification effects a “repricing” of the award unless such a repricing is approved by our stockholders. A termination or amendment of the 2022 Plan will not, without the consent of the participant, materially impair the rights under a previously granted award.

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Restrictions on Transfer

ISOs may not be transferred or exercised by another person except by will or by the laws of descent and distribution. NQSOs may, in the sole discretion of the Administrator, be transferable to certain permitted transferees as provided in the individual award agreements.

International Participation

The Administrator has the authority to implement sub-plans (or otherwise modify applicable grant terms) for purposes of satisfying applicable foreign laws, conforming to applicable market practices or for qualifying for favorable tax treatment under applicable foreign laws, and the terms and conditions applicable to awards granted under any such sub-plan or modified award may differ from the terms of the 2022 Plan. Any shares issued in satisfaction of awards granted under a sub-plan will come from the 2022 Plan share reserve.

Incentive Stock Options

A participant will not recognize income on the grant, vesting, or exercise of an ISO. However, the difference between the exercise price and the fair market value of our Class A Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an ISO within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an ISO in the same manner as on the exercise of a NQSO, as described below.

Non-Qualified Stock Options and SARs

A participant generally is not required to recognize income on the grant or vesting of a NQSO or SAR. Instead, ordinary income generally is required to be recognized on the date the NQSO or SAR is exercised. In general, the amount of ordinary income required to be recognized is (a) in the case of a NQSO, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price and (b) in the case of a SAR, the amount of cash and/or the fair market value of any shares received upon exercise. If the participant is an employee or former employee, the participant will be required to satisfy the tax withholding requirements applicable to such income.

A participant who receives an award of restricted stock generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the amount, if any, paid for the shares. Alternatively, a participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit Awards

In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2022 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO, a participant generally will be required to recognize ordinary income upon such disposition.

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Section 409A

The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of the Company’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Deductibility by Company

The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2022 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2022 Plan. Although the Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the stockholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that the Administrator considers to be the most effective in attracting, motivating and retaining key employees.

Management Contingent Share Plan

In connection with the Business Combination, we adopted an earnout incentive plan (the “Management Contingent Share Plan”) to secure and retain the services of certain key employees and service providers and incentivize such key employees and service providers to exert maximum efforts for the success of FOXO and its affiliates. The Management Contingent Share Plan made available a total of 920,000 shares eligible to be issued pursuant to restricted share awards, all of which were issued. These restricted share awards will vest and be subject to forfeiture according to time-based criteria established as part of the Business Combination. With the sale of FOXO Life Insurance Company on February 3, 2023, performance-based criteria is no longer required for vesting.

Summary of the Management Contingent Share Plan

Eligibility

Employees (including officers), non-employee directors and consultants who render services to the Company or an affiliate thereof (whether now existing or subsequently established) are eligible to receive awards under the Management Contingent Share Plan.

Administration

The Management Contingent Share Plan is administered by the compensation committee, or such other committee of the Board, composed of independent directors, as is designated by the Board to administer the Management Contingent Share Plan (the “Committee”).

Subject to the terms of the Management Contingent Share Plan, the Committee will have complete authority to construe and interpret the plan and awards granted under it. The Committee shall be solely responsible for monitoring and determining whether or not any performance-based condition (described below) was achieved, and any such determination shall be final and conclusive. The Committee may utilize whatever rules and processes it believes are appropriate in this determinative process. All determinations, interpretations, and constructions made by the Committee in good faith and consistent with the terms of the plan shall not be subject to review by any person and shall be final, binding, and conclusive on all persons.

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Share Reserve

The number of shares of our Class A Common Stock that may be issued under the Management Contingent Share Plan is 920,000 shares, subject to equitable adjustment for share splits, share dividends, combinations and recapitalizations, including to account for any equity securities into which such shares are exchanged or converted. All 920,000 shares of Class A Common Stock were issued to members of our management designated by management.

Types of Awards

The Management Contingent Share Plan provides for the grant of restricted share awards of Class A Common Stock. All of the shares of Class A Common Stock issued to employees at the Closing were issued pursuant to a “Restricted Share Award,” the terms of which apply to all shares issued to such recipient. For the purposes of the Management Contingent Share Plan, shares of restricted Class A Common Stock issued in accordance with such plan will be considered “vested” when they are no longer subject to forfeiture in accordance with the terms of such plan.

Each restricted share award issued under the Management Contingent Share Plan was initially subject to both a time-based vesting component and a performance-based vesting component as discussed below.

Time-Based Vesting

Each restricted share award shall be subject to three service-based vesting conditions:

(a)	60% of a participant’s restricted share award will become vested on the third anniversary of the Closing if the participant is still employed by us on such date (and has been continuously employed by us from the date of grant through such vesting date).

(b)	An additional 20% of a participant’s restricted share award will become vested on the fourth anniversary of the Closing if the participant is still employed by us on such date (and has been continuously employed by us from the date of grant through such vesting date).

(c)	The final 20% of a participant’s restricted share award will become vested on the fifth anniversary of the Closing if the participant is still employed by us on such date (and has been continuously employed by us from the date of grant through such vesting date).

Performance-Based Vesting

In addition, to time-based vesting, prior to the sale of FOXO Life Insurance Company on February 3, 2023, one-third of each restricted share award only become vested upon satisfaction of each of the following three performance-based conditions:

(a)	The operational launch of digital online insurance products by FOXO Life Insurance Company (or its functional equivalent under a managing general agency relationship with a life insurance company), with at least 100 policies sold, within one year following the Closing;

(b)	The signing of a commercial research collaboration agreement with an insurance company or reinsurance company for saliva-based epigenetic biomarkers in life insurance underwriting within two years following the Closing; and

(c)	The implementation of saliva-based epigenetic biomarkers in life insurance underwriting by the Company, with at least 250 policies sold using such underwriting, within two years following the Closing.

With the sale of FOXO Life Insurance Company on February 3, 2023, performance-based vesting was no longer required.

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Service-Based Conditions

The Management Contingent Share Plan provides that in the event of the death, disability, or termination without cause of the CEO at the time of the Closing, service-based conditions will not apply.

Forfeiture of Restricted Share Awards

Prior to the discontinuation of the performance-based vesting, if a performance-based condition was not achieved within the specified timeframe then the one-third portion of each restricted share award that is associated to that performance-based condition was forfeited. The Committee was solely responsible for monitoring and determining whether or not any performance-based condition was achieved and any such determination was final and conclusive.

Any restricted stock awards that fail to vest due to a time-based vesting condition not being satisfied will be forfeited by the participant and the shares associated with that award will be permanently forfeited and cancelled.

Change in Control

In the event of a change in control (as defined in the plan), all time-based vesting conditions time frame for achievement has not expired will be waived.

Duration, Amendment and Termination

Unless sooner terminated, the Management Contingent Share Plan will terminate on the first to occur of (a) the date that 100% of the restricted share awards have become vested or (b) the first business day following the fifth anniversary of the Closing. The Board may suspend or terminate the plan with the written consent of all remaining participants in the Management Contingent Share Plan (at the time of the proposed suspension or termination of the Management Contingent Share Plan). The Board at any time, and from time to time, may amend, supplement, modify or restate the plan or any award provided that any such amendment applicable to a previously outstanding award shall not have an adverse effect on a participant or diminish the value of any previously outstanding award under the plan without the participant’s prior written consent.

Restrictions on Transfer

Except for transfers without consideration to persons or entities related to a participant (family members, family trusts, etc.) restricted share awards may not be transferred to another person except in the sole discretion of the Committee.

Short-Term Incentive Compensation

As outlined in our compensation policy, our named executive officers are eligible to earn discretionary biannual incentive bonuses. These discretionary incentive bonuses are worth, at maximum, 10% of each named executive officer’s annual base salary per review cycle, for an annual total value of up to 20% of each named executive officer’s base salary. Review cycles occur biannually, following the second and fourth quarter of each year, and discretionary incentive bonuses are paid at the conclusion of these review cycles. Discretionary biannual incentive bonuses awarded to named executive officers are paid in the form of stock option awards, cash, or some combination of the two. As such, since our named executive officers typically received their biannual incentive bonuses in the form of stock options, these amounts, as applicable to each year presented, are included in the “option awards” column of the summary compensation table above.

Agreements with Named Executive Officers

Agreement with Tyler Danielson, our former Interim Chief Executive Officer and Chief Technology Officer

We entered into an offer letter with Tyler Danielson on September 3, 2020, pursuant to which Mr. Danielson agreed to serve as our Chief Technology Officer and receive an annual base salary of $195,000. Mr. Danielson’s employment was to continue until such time as either we or Mr. Danielson terminated employment. Mr. Danielson was granted 1,743 shares of restricted stock on a post-business combination basis as replacement for a signing bonus that was initially intended to be in the form of a Sprinter Van.

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Mr. Danielson was also eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and our achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. Incentive compensation was to be paid at our discretion.

Mr. Danielson was also eligible for standard benefit plans made available to management-level employees.

Mr. Danielson resigned as Interim Chief Executive Officer and Chief Technology Officer of the Company, effective as of September 14, 2023.

Agreement with Robert Potashnick, our former Chief Financial Officer

We entered into an employment agreement with Robert Potashnick on December 29, 2020, pursuant to which Mr. Potashnick agreed to serve as our Chief Financial Officer and receive an annual base salary of $180,000. Mr. Potashnick’s employment was to continue until such time either the Company or Mr. Potashnick terminated the employment agreement.

Mr. Potashnick was eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and our achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. No later than 30 days of the commencement date of the employment agreement, the Company compensated Mr. Potashnick with (i) a cash compensation signing bonus of $30,000; and (ii) an initial grant of 7,842 incentive stock options on a post-Business Combination basis. Additionally, in the absence of an executive incentive compensation plan by the compensation committee of the Board, Mr. Potashnick was eligible for an additional annual bonus of up to 20% of his salary.

The employment agreement provided that Mr. Potashnick was also eligible for standard benefit plans made available to management-level employees.

We had the right immediately to terminate Mr. Potashnick’s employment for cause (as defined in his employment agreement) during the employment period upon notice to Mr. Potashnick.

In the event of a termination of Mr. Potashnick’s employment, we were required to pay Mr. Potashnick: (i) any unpaid base salary on our regular payday, prorated to the effective date of termination; and (ii) the dollar value of all accrued and unused vacation benefits based upon Mr. Potashnick’s base salary. We were also required to reimburse Mr. Potashnick in accordance with and subject to the requirements of our expense reimbursement practices for any reasonable and necessary business expenses incurred by Mr. Potashnick on behalf of the Company on or before the date on which his employment terminated, and reported and properly documented on expense reports.

We had the right to terminate Mr. Potashnick’s employment without cause during the employment period upon notice to Mr. Potashnick. In the event of a termination without cause (as defined in his employment agreement), we were required to pay Mr. Potashnick severance compensation in an amount equal to an amount of one half of Mr. Potashnick’s base salary in effect on the date on which Mr. Potashnick’s employment is terminated, payable in a lump sum within 30 days after the date of the termination. If Mr. Potashnick was eligible for and elected to continue group health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), he would be allowed to do so. We were also required to pay Mr. Potashnick a bonus under our equity incentive plan prorated based upon the number of days for which Mr. Potashnick was employed during the period for which such payments are made (e.g., quarter), and any options or other equity incentives which have been granted to Mr. Potashnick shall fully vest on the date of termination.

The CFO employment agreement includes provisions governing Company confidential information, assignment of employee inventions, non-solicitation of employees for 12 months following employment termination, non-competition for one year following any employment termination for cause or without good reason (as defined in the employment agreement) and indemnification rights.

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Mr. Potashnick resigned as Chief Financial Officer of the Company, effective as of September 13, 2023.

Agreement with Brian Chen, our former Chief Science Officer

Our predecessor, GWG Holdings, Inc., entered into an employment agreement with Mr. Brian Chen, its Chief Science Officer, as of August 20, 2017, for a five-year initial term that automatically renewed for additional one-year terms thereafter. For the years ended December 31, 2022 and 2021, the annual base salary for Mr. Chen was $236,000. By letter agreement, dated October 17, 2019, the CSO employment agreement was amended and provided that Mr. Chen would be eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and the Company’s achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. The CSO employment agreement provided that Mr. Chen was eligible for standard benefit plans made available to management-level employees. If the CSO’s employment were to end on account of death or disability, the Company would be required to pay his estate continued salary for one month and continue welfare benefits including paying all premiums for coverage of the CSO’s dependent family members.

The CSO employment agreement included provisions governing Company confidential information, assignment of employee inventions, non-solicitation of employees for 12 months following employment termination, non-competition for one year following any employment termination for cause or without good reason (as defined in the CSO employment agreement) and indemnification rights.

Mr. Chen resigned as our Chief Science Officer effective as of September 14, 2023, pursuant to a resignation letter. Mr. Chen’s resignation letter asserted that he resigned for Good Reason (as defined in his employment agreement); however, he did not specify what he believed constituted Good Reason.

Agreement with Mark White, our former Interim Chief Executive Officer

On September 19, 2023, we entered into an interim employment agreement with Mark White, pursuant to which Mr. White agreed to serve as our Interim Chief Executive Officer and as a member of the Board. Pursuant to the employment agreement, Mr. White was an at-will employee and received an annual base salary of $1.

Mr. White was eligible to participate in our benefits program, including medical, dental and vision, 401k plan, short-term and long-term disability, paid time off, holidays and other voluntary benefits. We also agreed to reimburse Mr. White for reasonable out-of-pocket expenses incurred in furthering our businesses, after he provided an itemized account of expenditures pursuant to our reimbursement policy. The employment agreement included provisions governing Company confidential information and ownership of work product.

On October 3, 2023, we granted Mr. White 250,000 shares of Class A Common Stock pursuant to the 2022 Plan in consideration of services rendered and to be rendered to us. The shares awarded were not subject to any performance or vesting criteria, were deemed fully earned as of the grant date and were not subject to forfeiture, even if Mr. White’s employment with us terminated for any reason.

On July 25, 2024, we entered into a new Services Agreement with Mark White that superseded the interim employment agreement (the “Services Agreement”). The initial term of the Services Agreement was until July 31, 2026. Pursuant to the Services Agreement, Mr. White was entitled to monthly fees of $30,000, which could be converted into equity at the option of both Mr. White and the Company. Mr. White was entitled to full and prompt reimbursement of all expenses incurred in connection with his service as an officer of the Company and a monthly reimbursement for the cost of leasing and insuring a vehicle with a fair market value not in excess of $80,000. No later than 30 days after the date of the Services Agreement, Mr. White was to be issued 2,000 shares of Series A Preferred Stock. Issuance of the shares of Series A Preferred Stock to Mr. White was delayed as the issuance required shareholder approval.

We could terminate the Services Agreement at any time without Cause (as defined in the Services Agreement), provided that we gave written notice of termination at 60 days before the date of such termination. In which case, Mr. White would be entitled to receive the following:

(i) payment of 24 months’ of monthly fees which may be taken in cash or common stock of the Company at Mr. White’s sole option; and

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(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

We could terminate the Services Agreement at any time for Cause, provided that we gave written notice of termination to Mr. White. If the Services Agreement were terminated for Cause, Mr. White would be entitled to:

(i) accrued and unpaid monthly fees through the date of such termination; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

The Services Agreement would terminate upon a Change of Control (as defined in the Services Agreement). If the Services Agreement were terminated upon Change of Control, Mr. White would be entitled to:

(i) payment of 24 months of monthly fees which may be taken in cash or common stock of the Company at Mr. White’s sole option; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

On December 5, 2024, the Company entered into a Termination of Employment, Settlement and Mutual Release Agreement pursuant to which the Services Agreement was terminated. The agreement provided for the following:

●	Payment of $100,000 to Mr. White at signing;

●	Appointment of Mr. White as sole director and Chief Executive Officer of FOXO Labs, a wholly-owned subsidiary of the Company, and execution of an employment agreement between Mr. White and FOXO Labs providing a base salary of $120,000 per year and payment of a car lease for a minimum of three years up to $1,750 monthly;

●	The issuance to Mr. White of a promissory note by the Company in the principal amount of $500,000 maturing on January 2, 2025, which will be satisfied in full upon the payment of $250,000 by December 31, 2024; and

●	Issuance of 3,000 shares of Series D Preferred Stock pursuant to the KR8 Termination Agreement in full satisfaction of all amounts owing to KR8 AI Inc. under the Master Software and Services Agreement with KR8. See “Certain Relationships and Related Party Transactions”.

Agreements with Current Executive Officers

Agreement with Martin Ward, our Interim Chief Financial Officer

On September 19, 2023, we entered into an interim employment agreement with Martin Ward, pursuant to which Mr. Ward agreed to serve as our Interim Chief Financial Officer. Pursuant to the employment agreement, Mr. Ward is an at-will employee and will receive an annual base salary of $1.

Mr. Ward is eligible to participate in our benefits program, including medical, dental and vision, 401k plan, short-term and long-term disability, paid time off, holidays and other voluntary benefits. We also agreed to reimburse Mr. Ward for reasonable out-of-pocket expenses incurred in furthering our businesses, after he provides an itemized account of expenditures pursuant to our reimbursement policy. The employment agreement includes provisions governing Company confidential information and ownership of work product.

On October 3, 2023, we granted Mr. Ward 250,000 shares of Class A Common Stock pursuant to the 2022 Plan in consideration of services rendered and to be rendered to us. The shares awarded are not subject to any performance or vesting criteria, are deemed fully earned as of the grant date and are not subject to forfeiture, even if Mr. Ward’s employment with us terminates for any reason.

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Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of and during the year ended December 31, 2023, on a post-Business Combination basis. The table reflects both vested and unvested stock option awards, bifurcated by grant date.

			Option Awards
Name	Grant Date	Restricted Stock (1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Mark White	10/3/23	250,000
Martin Ward	10/3/23	250,000

(1)	The stock awarded to Messrs. White and Ward in 2023 was granted under the 2022 Plan and was fully-vested upon issuance.

Director Compensation

During the year ended December 31, 2023, no compensation was earned by, paid to, or awarded to Bret Barnes or Andrew Poole, the non-employee directors who served on the board of directors during 2023.

On July 24, 2024, we entered into an Independent Director Agreement with Bret Barnes (the “Director Agreement”). The term of the Director Agreement is until Mr. Barnes’ removal or resignation. Under the Director Agreement, for past services provided, Mr. Barnes is entitled to $50,000 and, until the payment can be paid, an additional $5,000 per month until satisfied. In addition to the cash payments, Mr. Barnes will be issued 400,000 shares of the Company’s Class A Common Stock. Lastly, Mr. Barnes is entitled to $5,000 per month for all future services performed under the Director Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of November 14, 2024, the number of shares of Class A Common Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all current executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401.

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Applicable percentage of ownership is based on 17,286,574 shares of Class A Common Stock issued as of November 14, 2024.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (6)	% of Class (7)
Directors and Executive Officers:
Mark White (1)	237,037	1.37%
Martin Ward (1)	237,037	1.37%
Bret Barnes (2)	11,865	*
Francis Colt de Wolf III	0	-
Seamus Lagan (3)	1,023,629	5.92%
Trevor Langley (4)	1,023,629	5.92%
Brian Chen	0	-
Tyler Danielson	0	-
Robert Potashnick	0	-
All current directors and executive officers as a group (six individuals) (5)	1,272,531	7.36%

5% Beneficial Holders (Not Named Above) Rennova Health, Inc. 400 S. Australian Avenue, Suite 800 West Palm Beach, Florida 33401	1,023,629	5.92%

*	less than 1%.

(1)	Includes 237,037 shares of Class A Common Stock held by KR8 AI, an entity which Messrs. White and Ward control. On December 5, 2024, KR8 AI was issued 3,000 shares of Series D Preferred Stock, which are not included in the above table.

(2)

Includes (i) 3,333 shares of Class A Common Stock held by Mr. Barnes that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 3,532 shares of Class A Common Stock underlying vested options held by Mr. Barnes.

(3)

Shares are owned by RHI. Mr. Lagan is the Chief Executive Officer and President and a director of RHI. Mr. Lagan disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. On December 5, 2024, RHI was issued 21,000 shares of Series A Preferred Stock, which are not included in the above table.

(4)	Shares are owned by RHI. Mr. Langley is a director of RHI. Mr. Langley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. On December 5, 2024, RHI was issued 21,000 shares of Series A Preferred Stock, which are not included in the above table.

(5)	Our current directors and executive officers are: Francis Colt de Wolf III (Director), Bret Barnes (Chairman and Director), Mark White (Director), Martin Ward (Interim Chief Financial Officer), Seamus Lagan (Chief Executive Officer and Director) and Trevor Langley (Director).

(6)	These amounts are based upon information available to the Company as of the date of this filing.

(7)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Except as disclosed below, for transactions with our executive officers and directors, please see the disclosure under “Executive Compensation” above.

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Letter Agreement for Software License and Development

On October 29, 2023, we entered into a letter agreement (the “Letter Agreement”) with KR8 AI, pursuant to which KR8 granted us a provisional exclusive license (the “License”) to use KR8’s KR8 AI Eco System and iOS/Android app to develop one or more consumer health, wellness and longevity apps. The Letter Agreement limited the distribution of any such apps to consumers in North America. The Letter Agreement provided that KR8 AI would grant us a non-provisional exclusive License with a perpetual term upon the parties’ signing of a definitive license agreement.

Pursuant to the Letter Agreement, we agreed to pay KR8 AI an initial license and development fee of $2,500,000, with $2,000,000 to be paid in cash in agreed upon monthly increments and the remaining $500,000 to be paid in our Class A Common Stock at 102% of the closing price of the Common Stock on the date of the definitive agreement, subject to the authorization of NYSE American, provided that, (i) with the consent of KR8 AI, portions of the cash fee could be paid in shares of Common Stock and (ii) for so long as the Common Stock is listed on a major exchange, commencing July 1, 2024, if the average trading volume exceeded $50,000 per day for an agreed upon period, up to a third of any monthly fee could be paid in shares of Common Stock.

In addition to the license and development fee, we agreed to pay KR8 AI a royalty of 15% of product subscriber revenues, with a minimum annual royalty to be agreed upon by the parties. If the royalty paid in respect of any year was less than the applicable minimum, the License would become non-exclusive; and we would have the option to maintain exclusivity by paying the shortfall.

Pursuant to the Letter Agreement, KR8 AI would provide ongoing support and maintenance for a monthly fee of $50,000. In addition, KR8 AI would assist with the development of any apps. We agreed to pay KR8 AI 110% of its out-of-pocket costs in providing development services; provided that the first $50,000 due for development services any month would be deemed satisfied by payment of the monthly maintenance fee.

Pursuant to the Letter Agreement, KR8 AI would own all rights to intellectual property produced solely by KR8 AI in performing under the License, provided that we would have the right to use such property pursuant to the License. We would own all rights to intellectual property in the form of both sample meta-data and paired molecular data collected including research results and biomarkers produced solely by us utilized in KR8 AI’s products, including without limitation the raw and processed epigenetic data, provided KR8 AI would have the right to use such property pursuant to the License. We and KR8 AI will jointly own all rights to intellectual property produced jointly.

Pursuant to the Letter Agreement, the parties agreed to promptly negotiate and enter into a definitive license agreement containing the terms described in the Letter Agreement and such other customary terms and conditions, including among others, scope and timing of deliverables, use restrictions, terms with respect to confidentiality, indemnification, insurance, choice of law and forum, conditions of default, rights and remedies upon a default, warranties and limitations of liability. If the parties failed to enter into a definitive license agreement prior to November 15, 2023, each party’s remedy was limited to commencing an arbitration to determine all issues not agreed upon. If the arbitrators failed to provide a remedy with respect to each issue raised, the parties would nevertheless be obligated to perform as set forth in the Letter Agreement, subject to such rights of termination as may be agreed upon in a license agreement.

Mark White, our former Interim Chief Executive Officer and a director, is KR8 AI’s President. Martin Ward, our Interim Chief Financial Officer, is KR8 AI’s Chief Financial Officer. Mr. White and Mr. Ward each beneficially owns more than 5% of the common stock of KR8 AI.

KR8 AI Master License and Services Agreement

Effective January 12, 2024, we entered into the License Agreement with KR8 AI. Under the License Agreement, KR8 AI granted to us a limited, non-sublicensable, non-transferable perpetual license to use the “Licensor Products” listed in Exhibit A to the License Agreement, to develop, launch and maintain license applications based upon our epigenetic biomarker technology and software to develop an AI machine learning epigenetic APP to enhance health, wellness and longevity. The territory of the License Agreement is solely within the U.S., Canada and Mexico.

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Under the License Agreement, we agreed to pay to KR8 AI the initial license and development fee of $2,500,000, as noted above, a monthly maintenance fee of $50,000, and an ongoing royalty equal to 15% of “Subscriber Revenues,” as defined in the License Agreement, in accordance with the terms and subject to the minimums set forth in the schedules of the License Agreement. We agreed to reimburse KR8 AI for all reasonable travel and out-of-pocket expenses incurred in connection with the performance of the services under the License Agreement, in addition to payment of any applicable hourly rates. If we failed to timely pay the “Minimum Royalty,” as defined in the License Agreement, due with respect to any calendar year, the license would become non-exclusive. Payments of certain of these amounts in cash were restricted by the terms of a legal settlement agreement between the Company and Smithline.

The initial term of the License Agreement commenced on the effective date of the License Agreement. Unless terminated earlier in accordance with the terms, the License Agreement was perpetual. Either party could terminate the License Agreement, effective on written notice to the other party, if the other party materially breached the License Agreement, and such breach remained uncured 30 days after the non-breaching party provided the breaching party with written notice of such breach, in which event, the non-breaching party could then deliver a second written notice to the breaching party terminating the License Agreement, in which event the License Agreement, and the licenses granted under the License Agreement, would terminate on the date specified in such second notice. Either party could terminate the License Agreement, effective immediately upon written notice to the other party, if the other party: (i) was unable to pay, or failed to pay, its debts as they became due; (ii) became insolvent, filed or had filed against it, a petition for voluntary or involuntary bankruptcy or otherwise became subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law; (iii) made or sought to make a general assignment for the benefit of its creditors; or (iv) applied for or had appointed a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.

We could terminate the License Agreement at any time upon 90 days’ notice to KR8 AI provided that, as a condition to such termination, we immediately ceased using any Licensor Products. KR8 AI could terminate the License Agreement at any time upon 30 days’ notice to us if we failed to pay any portion of the “Initial License Fee,” as defined in the License Agreement.

Under the License Agreement, on January 19, 2024 we issued 1,300,000 shares of Class A Common Stock to KR8 AI.

Under the License Agreement, on October 17, 2024 we issued 237,037 shares of Class A Common Stock to KR8 AI.

On December 6, 2024, the Company entered into the Termination Agreement with KR8 pursuant to which 3,000 shares of Series D Preferred Stock were issued to KR8 as full and final satisfaction of approximately $3,000,000 owed to KR8 and the License Agreement was terminated. The Series D Preferred Stock has no voting rights and conversion to Class A Common Stock by KR8 is subject to relevant approvals from NYSE and shareholders. The Company entered into a Registration Rights Agreement with KR8 relating to the shares of Class A Common Stock issuable upon conversion of the Series D Preferred Stock.

Demand Promissory Notes

On September 19, 2023, we obtained a $247,233 loan from Andrew J. Poole, a director (through November 21, 2023) of the Company (the “September 2023 Loan”), to be used to pay for directors’ and officers’ insurance through October 2023. We issued to Mr. Poole a demand promissory note for $247,233 evidencing the September 2023 Loan (the “September 2023 Note”). The September 2023 Note does not bear interest. The September 2023 Note is due on demand, and in the absence of any demand, will be due one year from the issuance date. The September 2023 Note may be prepaid, in whole or in part, without penalty at any time.

On October 2, 2023, we obtained a $42,500 loan from Mr. Poole (the “October 2023 Loan”) to be used to pay for Mitchell, Silberberg & Knapp LLP’s legal fees through October 2023. We issued to Mr. Poole a demand promissory note for $42,500 evidencing the October 2023 Loan (the “October 2023 Note”). The October 2023 Loan accrues interest in arrears at a rate of 13.25% per annum. The principal sum of the October 2023 Note is due on demand, and in the absence of any demand, one year from the issuance date. The October 2023 Note may be prepaid, in whole or in part, without penalty at any time.

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Indemnification Agreements

Section 145 of the Delaware General Corporation Law (the “DCGL”) authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933, as amended (the “Securities Act”).

The Charter provides for indemnification of the Company’s directors, officers, employees and other agents to the maximum extent permitted by the DGCL, and the Company Bylaws provide for indemnification of the Company’s directors, officers, employees and other agents to the maximum extent permitted by the DGCL.

In addition, we have entered and will enter into indemnification agreements with directors, officers, and some employees containing provisions which are in some respects broader than the specific indemnification provisions contained in the DGCL. The indemnification agreements will require the Company, among other things, to indemnify its directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Myrtle Recovery Centers Acquisition

On June 10, 2024, we entered into the Stock Exchange Agreement (the “Myrtle SEA”) with Myrtle Recovery Centers, Inc., a Tennessee corporation (“Myrtle), and Rennova Health, Inc., a Delaware corporation (“RHI”). Pursuant to the Myrtle SEA, upon closing, RHI exchanged with the Company 100 shares of Common Stock of Myrtle (which represents 98.4% of the issued and outstanding shares of Myrtle Common Stock) for total consideration of $500,000 (the “Myrtle Purchase Price”), which payment was to be made by the issuance of a number of shares of Class A Common Stock of the Company determined by dividing $500,000 by the volume weighted average price (the “VWAP”), on the day immediately prior to the closing date (the “Price”), but in no event will the number of shares be more than 19.99% of the number of outstanding shares of the Company’s Class A Common Stock on the trading day prior to the closing date. If the number of FOXO shares to be issued to RHI multiplied by the Price was less than $500,000, the Company would pay the deficit in cash within 12 months from the closing date. If the earnings before interest, taxes, depreciation and amortization (“EBITDA”) indicated in the audited financial statements of Myrtle varied by more than 10% from the Myrtle Financial Statements (as defined in the Myrtle SEA), the Myrtle Purchase Price would automatically increase or decrease on a dollar for dollar basis and, if increased, the difference would be paid in additional shares of Class A Common Stock of the Company or cash or, if decreased, the difference would result on either cancellation of Class A Common Stock of the Company or return of cash paid.

On June 25, 2024, the parties entered into a Consent and Waiver regarding the Myrtle SEA. Pursuant to the Consent and Waiver, the purchase price for the shares of Myrtle common stock was changed so that the Company issued 1,023,620 shares of Class A Common Stock on July 17, 2024, which represented $235,443.67 of the purchase price (based on the Price of $0.23 per share). For the remainder of the purchase price ($264,565.33), the Company delivered a note to RHI. The note is due on demand. The closing of the Myrtle transaction was effective on June 14, 2024.

On July 17, 2024, the board of directors of the Company approved the closing of the Myrtle SEA effective as of June 14, 2024.

Mr. Lagan is an executive officer and director of RHI and Mr. Langley is a director of RHI.

Rennova Community Health Acquisition

On June 10, 2024, we entered into the Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc., a Florida corporation (“RCHI”), and RHI.

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On September 10, 2024, the Company entered into the Amended and Restated Stock Exchange Agreement with RCHI and RHI (the “Amendment”) pursuant to which the RCHI SEA was amended to change the consideration to be received by RHI in exchange for all of the equity interests of RCHI from 20,000 shares of Series A Preferred Stock of the Company to $100. In addition, under the Amendment, RCHI issued to RHI a senior note in the principal amount of $22,000,000 (subject to adjustments) (the “Note”), which is secured by all of the assets of RCHI and its subsidiary, Scott County Community Hospital, Inc., a Tennessee corporation (“SCCH”), under the Security and Pledge Agreement dated September 10, 2024 by, between, and among RHI, RCHI, and SCHH (the “Subsidiary Security Agreement”), with the Company and SCCH providing a guaranty on the Note pursuant to the Guaranty Agreement dated September 10, 2024 (the “Guaranty Agreement”) and with the Company providing a security interest in the “Collateral,” as defined in the Security and Pledge Agreement dated September 10, 2024 (the “Security Agreement”) with RHI.

The Note matures on September 10, 2026 and accrues interest on any outstanding principal amount at an interest rate of 8% per annum for the first six months increasing to 12% per annum after six months until maturity. After maturity, the default interest rate will be 20% per annum until the Note is paid in full. The Note requires principal repayments equal to 10% of the free cash flow (net cash from operations less capital expenditures) from RCHI and its subsidiary. Payments will be one month in arrears. The Note will be reduced by payment of 25% of any net proceeds from equity capital raised by the Company.

On September 10, 2024, the board of directors of the Company approved the closing of the RCHI SEA, as amended, effective as of September 10, 2024.

On December 5, 2024 , a portion of the Note was exchanged for 21,000 shares of Series A Preferred Stock.

Mr. Lagan is an executive officer and director of RHI and Mr. Langley is a director of RHI.

Lease Agreements Between Myrtle and RHI and SCCH and RHI

Myrtle entered into a lease agreement with a subsidiary of RHI under which Myrtle agreed to lease facilities at Big South Fork’s campus on June 14, 2024. The lease is for a term of one year with five annual options to renew for an individual year with an initial monthly base rental amount of $35,000 and annual rent increases equal to the greater of 3% and the consumer price index.

On June 1, 2024, SCCH entered into a “triple net” lease agreement with a subsidiary of RHI under which SCCH agreed to lease the Big South Fork hospital facilities. The lease is for a term of one year with five annual options to renew for an additional year with an initial monthly base rental amount of $65,000 and annual rent increases equal to the greater of 3% and the consumer price index.

Policies for Approval of Related Person Transactions

Our Board reviews and approves transactions with related persons. Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction are disclosed to the Board, and the transaction is not considered approved by the Board unless a majority of the directors who are not interested in the transaction approve the transaction.

We adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

●	any person who is, or at any time during the applicable period was, one of our officers or one of our directors;

●	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of its voting stock; and

●	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

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We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee of the Board has the responsibility to review related party transactions.

Employment Arrangements

We have entered into interim employment agreements with our Interim Chief Executive Officer and Interim Chief Financial Officer, which are described above under Executive Compensation – Narrative Disclosure to the Summary Compensation Table – Agreements with Current Executive Officers.” See “Executive Compensation – Narrative Disclosure to the Summary Compensation Table – Agreements with Named Executive Officers” for a description of the terms and conditions of employment agreements by and between our predecessor companies and our former executive officers.

Simultaneously with the execution and delivery of the Merger Agreement, certain of our former executive officers who were executive officers of Legacy FOXO entered into Non-Competition Agreements in favor of Legacy FOXO and Delwinds and their respective present and future successors and direct and indirect subsidiaries. Under the Non-Competition Agreements, the Legacy FOXO executive officers signatory thereto agree not to compete with Delwinds, Legacy FOXO and their respective affiliates during the two-year period following the Closing and, during such two-year restricted period not to solicit employees or customers of such entities. The Non-Competition Agreement also contains customary confidentiality and non-disparagement provisions.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees for Election to Board

The directors to be elected at the Annual Meeting shall be elected for a term expiring at the next annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy card intend to vote the shares represented by the proxy for the election of each nominee listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected.

The following table sets forth the nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position	Director Since
Mark White	63	Director	2023
Bret Barnes	41	Director	2021
Francis Colt deWolf III	56	Director	2024
Seamus Lagan	55	Director	2024
Trevor Langley	61	Director	2024

In accordance with the Certificate of Incorporation, all directors elected at annual meetings of stockholders following the effectiveness of the Certificate of Incorporation will not be classified and instead will be elected for terms expiring at the next annual meeting of stockholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

For the biography of our director nominees and other related information, please see “Governance of the Company” section of this Proxy Statement.

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REQUIRED VOTE

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the shares of Class A Common Stock and Series A Preferred Stock present and entitled to vote on the election of directors at the Annual Meeting. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. You may withhold votes from any director nominee. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Broker non-votes will have no effect on this proposal, assuming that a quorum is present.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Kreit & Chiu CPA LLP (“K&C”) to serve as our independent registered public accounting firm for the year ending December 31, 2024.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our audit committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the audit committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

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It is not the duty of the audit committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the audit committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

KPMG LLP (“KPMG”) served as our independent registered public accounting firm from September 20, 2022 following the Closing of the Business Combination until June 12, 2023, and as the independent registered public accounting firm of our predecessor, Legacy FOXO, from November 8, 2021 until June 12, 2023.

Effective June 12, 2023, the Audit Committee approved the appointment of EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm for the fiscal year ended December 31, 2023 and EisnerAmper served until January 3, 2024.

On December 29, 2023, we engaged K&C to serve as our independent registered public accounting firm for the year ended December 31, 2023.

The following is a summary of the fees and services provided by KPMG and EisnerAmper to the Company and its predecessor, Legacy FOXO, for fiscal years 2023 and 2022:

	For the Fiscal Year Ended December 31,
	2023	2022
Audit Fees (1)	$373,236	$516,187
Audit-Related Fees (2)	110,675	704,219
Total(3)	$483,911	$1,220,406

1.	Audit Fees. Audit fees of $373,236 and $516,187 for KPMG and EisnerAmper for 2023 and 2022, respectively, were for professional services rendered for the audits of our financial statements, review of interim financial statements, and services that are normally provided by KPMG and EisnerAmper in connection with statutory and regulatory filings or engagements related to periods under their engagement.

2.	Audit-Related Fees. Audit-related fees consist of fees billed by KPMG and EisnerAmper for assistance with registration statements filed with the SEC and for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Fees of KPMG for the year ended December 31, 2022 included approximately $668,859 billed in connection with our business combination with Delwinds which closed on September 15, 2022.

3.	Neither KPMG nor EisnerAmper provided any non-audit or other professional services other than those reported under “Audit-Fees” and “Audit-Related Fees.”

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The audit committee meets with our independent registered public accounting firm at least four times a year. At such times, the audit committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The audit committee is responsible for pre-approving all auditing services and non-auditing services (other than non-audit services falling within the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act and non-audit services that independent auditors are prohibited from providing to us) in accordance with the following guidelines: (1) pre-approval policies and procedures must be detailed as to the particular services provided; (2) the audit committee must be informed about each service; and (3) the audit committee may delegate pre-approval authority to one or more of its members, who shall report to the full committee, but shall not delegate its pre-approval authority to management. Among other things, the audit committee examines the effect that performance of non-audit services may have upon the independence of the auditors.

All of the services provided by KPMG and EisnerAmper since the Closing of the Merger in September 2022, and fees for such services, were pre-approved by the audit committee in accordance with these standards.

Change in Accountants

Dismissal of Independent Registered Public Accounting Firm

On January 3, 2024 we dismissed EisnerAmper as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s board of directors.

EisnerAmper was appointed as the Company’s independent registered public accounting firm effective June 12, 2023, replacing KPMG LLP, the Company’s then independent registered public accounting firm. During the time of EisnerAmper’s engagement as the Company’s independent public accounting firm, EisnerAmper never issued reports on the Company’s financial statements.

During the engagement period (June 12, 2023 to January 3, 2024), (i) the only procedures performed by EisnerAmper were the review of interim financial statements for the three and six months ended June 30, 2023, in accordance with the Public Company Accounting Oversight Board Auditing Standard 4105, which were included in the Form 10-Q as filed on August 10, 2023, and (ii) there were no disagreements between the Company and EisnerAmper, for the most recent fiscal year ended December 31, 2023 and any subsequent interim period through the Effective Date on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EisnerAmper, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, EisnerAmper has not advised the Company that:

1)	information has come to the attention of EisnerAmper which made it unwilling to rely upon management’s representations, or made it unwilling to be associated with the financial statements prepared by management; or

2)	the scope of the audit should be expanded significantly, or information has come to the attention of EisnerAmper that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2023.

As EisnerAmper has not conducted an audit of the Company’s financial statements, EisnerAmper has not advised the Company on internal controls.

Appointment of Independent Registered Public Accounting Firm

On December 29, 2023, the Company engaged K&C to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023. During the past two fiscal years ended December 31, 2022 and 2021, and from January 1, 2023 to December 29, 2023, the Company did not consult with Kreit regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The decision to engage Kreit was approved and ratified by the Company’s board of directors on January 3, 2024.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the audit committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our audit committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2023 and 2022. Our audit committee pre-approves these services by category and service. Our audit committee has pre-approved all of the services provided by our principal accountants.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock and Series A Preferred Stock present and entitled to vote at the Annual Meeting is required for the ratification of the appointment of K&C as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KREIT & CHIU CPA LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO A LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE EACH OF THE PROPOSALS IN THIS PROXY STATEMENT

We are asking our stockholders to approve a proposal that will allow us to adjourn the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve each of the proposals in this Proxy Statement. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals in this Proxy Statement. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of each of the proposals in this Proxy Statement, such that each proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of each of the proposals in this Proxy Statement and seek to convince the holders of those shares to change their votes to votes in favor of approval of each of the proposals in this Proxy Statement.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the above-referenced reasons.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock and Series A Preferred Stock present and entitled to vote at the Annual Meeting is required for the approval of the adjournment proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

For this Proposal 3, if a quorum is not present at the Annual Meeting, Article II, Subsection 2.6 of our Bylaws states that the chairman of the meeting may adjourn the Annual Meeting.

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THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS

You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the rules established by the SEC and our Bylaws, as applicable.

In order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2025 pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by us via physical mail sent to our principal executive offices at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 Attention: Management no later than January 5, 2025.

Stockholders wishing to bring a proposal or nominate a director at the annual meeting to be held in 2025 under our Bylaws must provide written notice of such proposal to our Secretary at our principal executive offices between close of business January 27, 2025 and close of business February 26, 2025 and comply with the other provisions of our Bylaws. In addition to complying with the advance notice provisions of our Bylaws, to nominate a director, stockholders must give timely notice that complies with the additional requirements of Rule 14a-19 under the Exchange Act, which must be received no later than March 27, 2025.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 562-9447 to inform us of such stockholder’s request; or

●	If a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

You may also obtain these documents by requesting them via e-mail from the Company at the following address and telephone number:

Seamus Lagan

Chief Executive Officer

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

(612) 562-9447

legal@foxotechnologies.com

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If you are a stockholder of the Company and would like to request documents, please do so as soon as possible, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

By Order of the Board

/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer

December 20, 2024

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PROXY

FOXO TECHNOLOGIES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 31, 2024 AT 9:30 a.m. CST

The stockholder(s) hereby appoint(s) Seamus Lagan as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FOXO Technologies Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m. CST on December 31, 2024 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/FOXO/2024 by 11:59 p.m. EST on December 30, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled "*Voting Information – Attending the Annual Meeting Virtually*" and "*Voting Information – Voting at the Annual Meeting Virtually*."

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Notice, Proxy Statement, and Annual Report are available at https://web.viewproxy.com/FOXO/2024

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" the Board of Director Nominees listed in Proposal 1 and "FOR" Proposals 2 and 3.

Proposal 1. To elect members of our Board of Directors to hold office until the 2025 Annual Meeting of Stockholders.

NOMINEES:	FOR	WITHHOLD
(1) Mark White	☐	☐
(2) Bret Barnes	☐	☐
(3) Francis Colt deWolf III	☐	☐
(4) Seamus Lagan	☐	☐
(5) Trevor Langley	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

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Date ______________________

Signature ______________________

Signature (Joint Owners) ______________________

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VIRTUAL CONTROL NUMBER

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